Exhibit 10u-4

                                 THIRD AMENDMENT
                    TO THE BELLSOUTH TELECOMMUNICATIONS, INC.
                 TRUST UNDER BOARD OF DIRECTORS BENEFIT PLAN(S)


         THIS THIRD AMENDMENT to the BellSouth Telecommunications, Inc. Trust Under Board of Directors Benefit Plan(s) (the "Trust Agreement") is made this 15th day of March, 2004, by and between BellSouth Corporation, a Georgia corporation ("BellSouth"), BellSouth Telecommunications, Inc., a Georgia corporation wholly-owned by BellSouth ("Company"), and the Northern Trust Company, an Illinois corporation of Chicago, Illinois ("Trustee"):

         WHEREAS, BellSouth, Company and Bankers Trust, a New York Corporation ("Bankers Trust") first executed the Trust Agreement on May 23, 1996; and

         WHEREAS, BellSouth and Company on November 1, 2003, appointed Trustee as successor trustee to Bankers Trust; and

         WHEREAS, BellSouth, Company and Trustee, effective November 1, 2003, executed a First Amendment to the Trust Agreement; and

         WHEREAS, BellSouth, Company and Trustee, effective December 17, 2003 executed a Second Amendment to the Trust Agreement; and

         WHEREAS, BellSouth, Company and Trustee now desire to amend further the Trust Agreement, pursuant to Section 12 of the Trust Agreement;

         NOW, THEREFORE, the section of the Trust Agreement set forth below is amended as follows, but all other sections of the Trust Agreement shall remain in full force and effect:

                                       1.

         Section 9 is hereby amended by adding at the end thereof the following new sentence:

                  "In addition, with respect to any third party engaged by the Company to provide services, including but not limited to, actuarial, accounting, recordkeeping, or legal services, for the Trust or the Plan(s), the Company shall direct the Trustee to pay such third party's reasonable administrative expenses (including reasonable compensation) from the Trust to the extent not paid by Company."

         IN WITNESS WHEREOF, BellSouth, Company and Trustee have caused this Amendment to be executed and their respective corporate seals to be affixed and attested by their respective corporate officers on the day and year first written above.


                               BELLSOUTH CORPORATION



                               By: /s/ Lynn Wentworth
                               Title: Chairman, Trust Asset Management Committee




ATTEST:


/s/ Marcy A. Bass
Its:  Senior Corporate Counsel & Asst. Corporate Secretary


                  (CORPORATE SEAL)




         The undersigned, Marcy A. Bass, does hereby certify that he/she is the duly elected, qualified and acting Assistant Corporate Secretary of BellSouth Corporation ("Company") and further certified that the person whose signature appears above is a duly elected, qualified and acting officer of the Company with full power and authority to executive this Trust Amendment on behalf of the Company and to take such other actions and execute such other documents as may be necessary to effectuate this Trust Amendment.




/s/ Marcy A. Bass
Senior Corporate Counsel and
Assistant Corporate Secretary
BellSouth Corporation

                               BELLSOUTH TELECOMMUNICATIONS, INC.


                               By:  /s/ Mary Jo Peed

                               Its:  Vice President, General Counsel & Secretary


ATTEST:

/s/ Frederick W. Johnson
Its:     Assistant Secretary

                  (CORPORATE SEAL)



         The undersigned, Joyce Clower Irvine, does hereby certify that he/she is the duly elected, and acting Assistant Corporate Secretary of BellSouth Telecommunications, Inc. ("Company") and further certifies that the person whose signature appears above is a duly elected and acting officer of the Company with full power and authority to execute this Trust Amendment on behalf of the Company and to take such other actions and execute such other documents as may be necessary to effectuate this Trust Amendment.


/s/ Joyce Clower Irvine
Assistant Secretary
BellSouth Telecommunications, Inc.



                                                     THE NORTHERN TRUST COMPANY


                                                     By: /s/ Anita L. Bender

                                                     Its:  Vice President


Attest:
/s/ Helen M. Stirk
Its: Assistant Secretary